UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 Kelly Road, Suite 100, Warrington, Pennsylvania	18976
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 488-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WINT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Windtree Therapeutics, Inc. (the “Company”) held its Annual Meeting virtually. As of April 30, 2021, the record date for the Annual Meeting, there were 26,257,065 outstanding shares of the Company’s common stock. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting, which are described in detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the U.S. Securities and Exchange Commission on April 30, 2021.

(a)          Proposal 1 — Election of the Six Director Nominees to Serve until the Company’s 2022 Annual Meeting.

The votes with respect to the election of six directors to hold office until the 2022 annual meeting were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Craig Fraser	14,106,717	111,161	5,199,740
James Huang	14,133,419	84,459	5,199,740
Daniel Geffken	14,107,482	110,396	5,199,740
Evan Loh, M.D.	14,107,337	110,541	5,199,740
Robert Scott, M.D.	14,115,083	102,795	5,199,740
Leslie J. Williams	14,116,233	101,645	5,199,740

(b)          Proposal 2 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

The votes with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,755,120	178,351	284,407	5,199,740

(c)          Proposal 3 — Indication, on an Advisory Basis, of the Preferred Frequency with which Future Advisory Votes on the Compensation of the Company’s Named Executive Officers Should Be Held.

The votes with respect to the indication, on an advisory basis, of the preferred frequency with which future advisory votes on the compensation of the Company’s named executive officers should be held were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
14,055,155	23,542	67,596	71,585	5,199,740

In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future stockholder advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold a stockholder advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding a stockholder advisory vote to approve named executive officer compensation.

(d)          Proposal 4 — Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2021.

The votes with respect to the ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2021 were as follows:

Votes For	Votes Against	Abstentions
19,372,696	43,753	1,169

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTREE THERAPEUTICS, INC.

Date: June 16, 2021	By:	/s/ Craig E. Fraser
Craig E. Fraser
President and Chief Executive Officer